UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 6, 2018

Victory Capital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38388	32-0402956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4900 Tiedeman Road, 4th Floor; Brooklyn, OH	44144
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 898-2400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item  1.01.              Entry into Material Definitive Agreement

Stock Purchase Agreement

On November 6, 2018, Victory Capital Holdings, Inc., a Delaware corporation (the “Company”), USAA Investment Corporation, a Delaware corporation (“Seller”) and, for certain limited purposes, USAA Capital Corporation, a Delaware corporation, entered into a Stock Purchase Agreement (the “USAA Stock Purchase Agreement”), pursuant to which the Company has agreed, subject to the satisfaction of the closing conditions, to purchase 100% of the outstanding common stock of USAA Asset Management Company (“USAA Adviser”) and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services (“USAA Transfer Agent”) (the “Transaction”). Each of USAA Adviser and USAA Transfer Agent is a “USAA Acquired Company” and collectively, they are the “USAA Acquired Companies”. The USAA Acquired Companies are wholly-owned subsidiaries of Seller.

Subject to the adjustments described below and in the USAA Stock Purchase Agreement, the aggregate purchase price to be paid by the Company for the shares of the USAA Acquired Companies is (i) $850 million in cash (the “Base Purchase Price”) paid at the closing of the Transaction (the “Closing”) and (ii) contingent payments based on the annual revenue (as calculated under the USAA Stock Purchase Agreement) of USAA Adviser attributable to all “non-managed money”-related assets under management in each of the first four years following the Closing.  A maximum of $150 million ($37.5 million per year) in contingent payments in respect of “non-managed money”-related assets is achievable over the four-year period. To receive any contingent payment in respect of “non-managed money”-related assets for a given year, annual revenue from “non-managed money”-related assets must be at least 80% of the revenue run-rate (as calculated under the USAA Stock Purchase Agreement) of the Adviser’s “non-managed money”-related assets under management as of the Closing, and to achieve the maximum contingent payment for a given year, such annual revenue must total at least 100% of that Closing revenue run-rate.  Annual contingent payments in respect of “non-managed money”-related assets are subject to certain “catch-up” provisions set forth in the USAA Stock Purchase Agreement.

The USAA Stock Purchase Agreement provides that the Base Purchase Price will be reduced if USAA Adviser does not obtain client consents (“Consents”) relating to the assignment of USAA Adviser’s investment advisory contracts representing revenues equal to at least 95% of a baseline revenue amount (the “Run Rate Threshold”).  The Base Purchase Price is subject to working capital and debt adjustments as well as reductions for certain unpaid transaction expenses, accrued bonuses and commissions and other specified liabilities of USAA Adviser, in each case as of immediately prior to Closing.  The Base Purchase Price is also subject to a customary post-Closing adjustment, as well as a true-up payment in respect of Consents obtained in the 180 days following the Closing.

The Transaction is expected to be financed using a combination of debt and the Company’s existing balance sheet resources.  In connection with the Transaction, the Company has received committed debt financing from Barclays Bank PLC and Royal Bank of Canada as discussed in the Credit Facilities Commitment Letter section below.

The Closing is subject to, among other things, (1) the receipt of Consents representing revenues of at least 75% of the Run Rate Threshold, (2) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (3) the absence of any material adverse effect (as defined in the USAA Stock Purchase Agreement) on the business of the USAA Acquired Companies and (4) other customary closing conditions.  The Transaction is expected to close around the end of the second quarter of 2019, subject to the satisfaction or waiver of such conditions.

The USAA Stock Purchase Agreement contains customary termination rights for the Company and Seller, including in the event the Transaction is not consummated on or before August 3, 2019. The USAA Stock Purchase Agreement also contains customary representations, warranties, covenants and indemnification provisions.  The USAA Acquired Companies are required, among other things, to conduct their businesses in the ordinary course consistent with past practice during the interim period between the execution of the USAA Stock Purchase Agreement and the consummation of the Transaction, subject to certain exceptions.

The foregoing description of the USAA Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the USAA Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The USAA Stock Purchase Agreement and the above description of the USAA Stock Purchase Agreement have been included to provide investors with information regarding the terms of the USAA Stock Purchase Agreement and are not intended to provide any other factual information about the Company or the USAA Acquired Companies. The representations, warranties and covenants contained in the USAA Stock Purchase Agreement were made only for purposes of the USAA Stock Purchase Agreement and as of specific dates, were solely for the benefit of the parties to the USAA Stock Purchase Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the USAA Stock Purchase Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors.  In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.  Information concerning the subject matter of the representations, warranties and covenants may change after the date of the USAA Stock Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.  Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, the USAA Acquired Companies or any of their respective subsidiaries, affiliates or businesses.

Credit Facilities Commitment Letter

In connection with entering into the USAA Stock Purchase Agreement, on November 6, 2018 the Company entered into a commitment letter (the “Credit Facilities Commitment Letter”) with Barclays Bank PLC (“Barclays”) and Royal Bank of Canada (“RBC” and, together with Barclays, the “Financing Sources”), pursuant to which the Financing Sources have committed to provide, and have agreed to arrange and syndicate, a new seven-year senior secured first lien term loan facility (the “Term Loan Facility”) in an aggregate principal amount of up to $1.395 billion and a new five-year senior secured first lien revolving credit facility (the “Revolving Facility” and together with the Term Loan Facility, the “Credit Facilities”) in an aggregate principal amount of up to $100 million. Proceeds from the Term Loan Facility will be used to (a) refinance in full all debt outstanding under the Company’s existing Credit Agreement, dated as of February 12, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”), by and among the Company, RBC, as administrative agent, the lenders party thereto and the other parties thereto, (b) finance the Transaction and the payment of any fees, commissions and expenses in connection therewith and (c) finance the previously-announced acquisition of Harvest Volatility Management, LLC (the “Harvest Acquisition”) and the payment of any fees, commissions and expenses in connection therewith.  In the event that the Harvest Acquisition has been previously financed with “Incremental Term Loans” incurred pursuant to the Existing Credit Agreement, the Term Loan Facility will also be used to refinance such “Incremental Term Loans”. The availability of the Credit Facilities is subject to the satisfaction of certain customary conditions precedent.  Neither the closing of the Credit Facilities, nor the receipt of any other financing, is a condition to the Closing.

The foregoing description of the Credit Facilities Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Facilities Commitment Letter, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Statements

This document may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may include, without limitation, any statements preceded by, followed by or including words such as “target,” “believe,” “expect,” “aim,” “intend,” “may,” “anticipate,” “assume,” “budget,” “continue,” “estimate,” “future,” “objective,” “outlook,” “plan,” “potential,” “predict,” “project,” “will,” “can have,” “likely,” “should,” “would,” “could” and other words and terms of similar meaning or the negative thereof.  Such forward-looking statements involve known and unknown risks, uncertainties and other important factors beyond the Company’s control, as discussed in the Company’s filings with the SEC, including those discussed under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s 2017 Annual Report on Form 10-K, that could cause the Company’s actual results, performance or achievements to be materially different from the expected results, performance or achievements expressed or implied by such forward-looking statements.

Although it is not possible to identify all such risks and factors, they include, among others, the following: reductions in AUM based on investment performance, client withdrawals, difficult market conditions and other factors; the nature of the Company’s contracts and investment advisory agreements; the Company’s ability to maintain historical returns and sustain its historical growth; the Company’s dependence on third parties to market its strategies and provide products or services for the operation of its business; the Company’s ability to retain key investment professionals or members of its senior management team; the Company’s reliance on the technology systems supporting its operations; the Company’s ability to successfully acquire and integrate new companies; the concentration of the Company’s investments in long-only small- and mid-cap equity and U.S. clients; risks and uncertainties associated with non-U.S. investments; the Company’s efforts to establish and develop new teams and strategies; the ability of the Company’s investment teams to identify appropriate investment opportunities; the Company’s ability to limit employee misconduct; the Company’s ability to meet the guidelines set by its clients; the Company’s exposure to potential litigation (including administrative or tax proceedings) or regulatory actions; the Company’s ability to implement effective information and cyber security policies, procedures and capabilities; the Company’s substantial indebtedness; the potential impairment of the Company’s goodwill and intangible assets; disruption to the operations of third parties whose functions are integral to the Company’s ETF platform; the Company’s determination that the Company is not required to register as an “investment company” under the 1940 Act; the fluctuation of the Company’s expenses; the Company’s ability to respond to recent trends in the investment management industry; the level of regulation on investment management firms and the Company’s ability to respond to regulatory developments; the competitiveness of the investment management industry; the dual class structure of the Company’s common stock; the level of control over the Company retained by Crestview GP; the Company’s status as an emerging growth company and a controlled company; the inability to satisfy financial covenants under its existing debt agreement and committed debt financing; the inability to secure required consents, including the approval of shareholders of Seller funds and other clients; the inability to successfully close the Transaction and integrate the acquired business, and other risks and factors listed under “Risk Factors” and elsewhere in the Company’s filings with the SEC.

Such forward-looking statements are based on numerous assumptions regarding the Company’s present and future business strategies and the environment in which it will operate in the future. Any forward-looking statement made in this document speaks only as of the date hereof. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Item 9.01.                                        Financial Statements and Exhibits

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated November 6, 2018, by and among Victory Capital Holdings, Inc., USAA Investment Corporation and, for certain limited purposes, USAA Capital Corporation.

10.1	Commitment Letter, dated as of November 6, 2018, by and among Barclays Bank PLC, Royal Bank of Canada, and Victory Capital Holdings, Inc.

EXHIBIT INDEX

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated November 6, 2018, by and among USAA Investment Corporation and, for certain limited purposes, USAA Capital Corporation.
10.1	Commitment Letter, dated as of November 6, 2018, by and among Barclays Bank PLC, Royal Bank of Canada, and Victory Capital Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY CAPITAL HOLDINGS, INC.

Dated: November 9, 2018	By:	/s/ Terence F. Sullivan
		Name:	Terence F. Sullivan
		Title:	Chief Financial Officer and Head of Strategy